UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): January 4, 2023

PHIO PHARMACEUTICALS CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-36304	45-3215903
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

257 Simarano Drive, Suite 101
Marlborough, Massachusetts	01752
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (508) 767-3861

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class of securities:	Trading Symbol(s):	Name of exchange on which registered:
Common Stock, par value $0.0001 per share	PHIO	The NASDAQ Capital Market

Securities registered pursuant to Section 12(g) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

On January 4, 2023, Phio Pharmaceuticals Corp. (the “Company”) held a special meeting of its stockholders (the “Special Meeting”). At the Special Meeting, the Company’s stockholders voted on the following proposal, as described in the Company’s Definitive Proxy Statement, filed on Schedule 14A on November 30, 2022 (the “Proxy Statement”): approval of an amendment to the Company’s Amended and Restated Certificate of Incorporation to effect a reverse stock split of the outstanding shares of the Company’s common stock, at a ratio of not less than 1-for-2 and not greater than 1-for-25, with the exact ratio and effective time of the reverse stock split to be determined by the Board of Directors of the Company (the “Reverse Stock Split Proposal”).

The Company had 13,667,973 shares of common stock and one share of Series D preferred stock (the “Preferred Stock”) issued and outstanding at the close of business on November 17, 2022, the record date for eligibility to vote at the Special Meeting, and there were present at the Special Meeting (in person virtually or represented by valid proxy) a total of 6,500,381 shares of common stock and one share of Preferred Stock.

As previously described in in the Company’s Proxy Statement, the holder of record of the one outstanding share of Preferred Stock was entitled to 17,500,000 votes, had the right to vote only on the Reverse Stock Split Proposal, and such votes were automatically voted in the same proportion as the shares of common stock voted on the Reverse Stock Proposal. Holders of the Company’s common stock were entitled to one vote per share.

The Reverse Stock Split Proposal submitted to a vote of the Company’s stockholders at the Special Meeting was approved. The ratio and effective date of the reverse stock split will be reported on a separate Current Report on Form 8-K once approved by the Company’s Board of Directors.

At the Special Meeting, the Company’s stockholders voted in the following manner with respect to the Reverse Stock Split Proposal:

For	Against	Abstain
19,728,800	4,120,599	150,982

Item 7.01. Regulation FD Disclosure.

On January 6, 2023, the Company posted an updated investor presentation and webcast on its website at www.phiopharma.com. A copy of the investor presentation is attached hereto as Exhibit 99.1 and is incorporated herein solely for purposes of this Item 7.01 disclosure.

The information furnished under this Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Number	Description
99.1	Phio Pharmaceuticals Corp. Investor Presentation
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PHIO PHARMACEUTICALS CORP.

Date: January 6, 2023	By:	/s/ Robert Bitterman
Name: Robert Bitterman Title: Interim Executive Chairman

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